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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 17, 1999



                            REALITY INTERACTIVE, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                     0-27862                   41-1781991
----------------------------   ------------------------     -------------------
(State or other jurisdiction    (Commission file number)        (IRS employer
     of incorporation)                                      identification No.)


             Suite 121, 7887 Fuller Road, Eden Prairie, Minnesota 55344
             ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 253-4700
                                                           --------------


           Suite 115, 6121 Baker Road, Minnetonka, Minnesota  55345
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)




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         The undersigned registrant, Reality Interactive, Inc (the "Company")
hereby amends Item 7 of its Current Report on Form 8-K dated September 1, 1999 (the "September Form 8-K") to include the financial statement information indicated in Item 7 below. The pro forma information included below relates to the sale of certain assets, which transactions and the parties thereto are described in the September Form 8-K.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  Not applicable.


         (b)      PRO FORMA FINANCIAL INFORMATION

                  (1)  Sale of Certain Intellectual Property Assets

The Company received $85,000 from the sale of certain intellectual property assets. At the time of the asset sale closing, the proceeds were recorded as an extraordinary gain from the sale of intellectual property. Giving effect to the sale as if it had occurred on January 1, 1998, net loss and net loss per share for the year ended December 31, 1998 would have been $1,692,428 and $0.36. Giving effect to the sale as if it had occurred on January 1, 1999, net loss and net loss per share for the six-month period ended June 30, 1999 would have been $421,321 and $ 0.09. The transaction had no impact on the Company's Balance Sheet for the periods mentioned.


                  (2) Sale of Remaining Intellectual Property and all Furniture, Fixtures and Equipment

                  The Company received proceeds of $28,814 from the sale of a majority of its furniture, fixtures and equipment. Giving effect to the sale as if it had occurred on January 1, 1998, net fixed assets for the year ended December 31, 1998 would have been $35,019. Giving effect to the sale as if it had occurred on January 1, 1999, net fixed assets for the six-month period ended June 30, 1999 would have been $5,019. The transaction had no impact on the Company's Income Statement for the periods mentioned.



         (c)      EXHIBITS


                  Exhibit No.       Description
                  -----------       -----------
                  2.1               Agreement, dated June 18, 1999 between
                                    VirtualFund.com, Inc. and the Company
                                    (incorporated by reference to Exhibit A to
                                    the Company's proxy statement filed on June
                                    28, 1999)

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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this Amendment No. 1 to this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 29, 1999


                                         REALITY INTERACTIVE, INC.




                                         By:  /s/ Paul J. Wendorff
                                              --------------------------------
                                              Paul J. Wendorff
                                              Chief Executive Officer




                                INDEX TO EXHIBITS



Exhibit
-------
Number            Item
--------          ----
2.1               Agreement, dated June 18, 1999 between VirtualFund.com,
                  Inc. and the Company (incorporated by reference to
                  Exhibit A to the Company's proxy statement filed on
                  June 28, 1999)